PROSPECTUS

Walden International Equity Fund (WIEFX)

Prospectus dated August 1, 2014

Neither the Securities and Exchange Commission nor any other regulatory body has approved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is unlawful for anyone to make any representation to the contrary.

Table of Contents

Fund Summary

1	Walden International Equity Fund

More About Investment Objectives, Strategies and Risks

3	Investment Objectives and Strategies
4	Investment Risks
5	Disclosure of Portfolio Holdings
5	The Walden Funds — Environmental, Social and Governance Guidelines

Shareholder Information

6	Pricing of Fund Shares
6	Purchasing and Adding to Your Shares
8	Selling Your Shares
9	Exchanging Your Shares
9	Dividends, Distributions and Taxes

Fund Management

11	The Investment Adviser
11	Portfolio Managers
11	The Distributor and Administrator

Financial Highlights

12	Walden International Equity Fund

August 1, 2014

Walden International Equity Fund	Fund Summary

Investment Goals

The Walden International Equity Fund seeks long-term capital growth through an actively managed portfolio of equities of international companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Walden International Equity Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (Rule 12b-1) Fees	None
Other Expenses(1)	0.64%
Total Annual Fund Operating Expenses	1.39%
Fee Waiver and/or Expense Reimbursement(2)	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%

(1)         Other expenses are based on estimated amounts for the Fund’s first fiscal year.

(2)         Boston Trust Investment Management, Inc. (the “Adviser”) has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.15% of its average daily net assets through August 1, 2016 (exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles). The Adviser may seek recoupment of fees waived or expenses reimbursed within three fiscal years after fees were waived or expenses reimbursed if the Fund is able to make the repayment without exceeding the current limitation on Total Fund Operating Expenses.

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes a $10,000 investment, a 5% annual return, redemption at the end of each period and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$417

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities of high quality large and middle capitalization companies located in developed countries. Under normal market conditions, the Fund will invest a majority of its assets in non-U.S. securities. The Fund expects to purchase securities of companies whose market capitalization at the time of purchase are encompassed by the range of an index which is a proxy for the international developed markets. Market capitalization ranges may vary from country to country. As of March 31, 2015, the range would encompass firms with market capitalizations from $900 million to $250 billion. The Fund is broadly diversified across countries, economic sectors, and currencies. Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities, including ordinary shares (also known as common stocks), depositary receipts, preferred stock, securities convertible or exchangeable into common stocks, warrants, and rights to purchase common stocks. “Assets” means net assets, plus the amount of borrowing for investment purposes. Shareholders will be given 60 days advance notice of any change to this policy.

The Walden International Equity Fund incorporates comprehensive environmental, social and governance (ESG) guidelines in investment selection and portfolio management. In selecting stocks, Walden Asset Management (“Walden”), an affiliate of the Adviser, favors investment in companies it deems to have relatively strong ESG records and seeks to avoid those with inferior ESG performance relative to peers. Proxy voting policies and practices reflect ESG considerations as a means to strengthen portfolio company ESG performance and accountability. Shareholder engagement may also be utilized.

Walden researches, evaluates and seeks to promote corporate responsibility in five areas: products and services; workplace conditions; community impact; environmental impact; and corporate governance. In each of the five areas identified above, and notwithstanding other investment considerations, Walden favors companies judged to demonstrate better practices relative to peers, improvement over time, robust management systems, and accountability through standardized public reporting and responsiveness to shareholders.

www.btim.com	www.waldenassetmgmt.com

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions and interest rates and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Investments in the Fund are not deposits of Boston Trust Investment Management, Inc. (the “Adviser”) or Boston Trust & Investment Management Company and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are the main risks of investing in the Fund.

Mangement Risk: The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. The Adviser may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.

Equity Risk: The value of the equity securities held by the Fund, and thus the value of a Fund’s shares, can fluctuate — at times dramatically.

Mid Cap Company Risk: These companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

Foreign and Emerging Market Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse political, regulatory, social and economic developments and differing auditing and legal standards. These risks are magnified in “emerging markets”.

Currency Risk: A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency and can result in a loss to the Fund.

ESG Criteria Risk: The Fund’s social criteria exclude securities of certain issuers for nonfinancial reasons, therefore, the Fund may forgo some market opportunities available to funds that do not use these criteria.

Performance

Because the Fund has less than a full calendar year of investment operations, no investment return information is presented for the Fund at this time. In the future, investment return information will be presented in this section of the prospectus. The information will give some indication of the risks of investing in the Fund by comparing the Fund’s investment returns with a broad measure of market performance. Also, shareholder reports containing financial and investment return information will be provided to shareholders semi-annually. Updated performance information is available at no cost by calling 1-800-282-8782, extension 7050.

Portfolio Management

Investment Adviser:	Boston Trust Investment Management, Inc.
Portfolio Manager:	William Apfel, CFA, Since 2015

Buying and Selling Fund Shares

Minimum Initial Investment:	$1,000,000
Minimum Additional Investment:	$1,000

To Place Orders:

Boston Trust & Walden Funds

c/o Boston Trust & Investment Management Company

One Beacon Street, Boston, MA 02108

Transaction Policies

You can buy or sell shares of the Fund on any business day by mail (Boston Trust & Walden Funds, c/o Boston Trust & Investment Management Company, One Beacon Street, Boston, MA 02108), or by telephone (1-800-282-8782, ext 7050). You can pay for shares by check or wire transfer.

Dividends, Capital Gains and Taxes

The Fund’s distributions are taxable as ordinary income and/or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Such tax deferred arrangements may be taxed later upon withdrawal of monies from these arrangements.

Potential Conflicts of Interest

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary an ongoing fee for providing administrative and related shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More About Investment Objectives, Strategies And Risks

INVESTMENT OBJECTIVES AND STRATEGIES

Walden International Equity Fund

Investment Objective

The Walden International Equity Fund seeks long-term capital growth through an actively managed portfolio of equities of international companies. This investment objective can be changed without shareholder approval; however, shareholders will be given 60 days advance notice of such change.

Policies and Strategies

The Adviser pursues the Fund’s investment objective by investing primarily in a diversified portfolio of equity securities of high quality companies of large and middle capitalization located in developed countries. The Fund seeks competitive, long-term returns relative to its benchmark; the Adviser believes that the high quality companies in which the Fund seeks to invest should provide the Fund with lower volatility of returns. Consistent with the Fund’s investment objective, the Fund:

•             under normal market conditions, will invest a majority of its assets in non-U.S. securities

•             under normal circumstances, will invest at least 80% of its assets in equity securities. Shareholders will be given 60 days advance notice of any change to this policy

•             will invest in one or more of the following types of equity securities: ordinary shares (also known as common stocks), sponsored and unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), preferred stocks, securities convertible or exchangeable into common stocks, warrants, and any rights to purchase common stocks. Only those convertible securities that are “in the money” or immediately convertible to common stock are considered equity securities

•             may invest in middle capitalization companies. In international markets, capitalization ranges vary by country; as a result, a company that is categorized as a middle capitalization company in one country may be considered a large capitalization company in another country

While not part of its principal investment strategy, the Fund also:

•             may invest in companies in emerging market countries

•             may invest in fixed-income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase

•             may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government including U.S. Treasury instruments

•             may invest in cash, cash equivalents, repurchase agreements and money market funds for liquidity and cash management purposes

•             may invest in other investment companies

The Adviser may sell a security for numerous reasons. A security may be sold due to a change in the company’s fundamentals or if the Adviser believes the security is no longer reasonably valued. Investments may also be sold if the Adviser identifies another industry, sector or stock that it believes offers a better investment opportunity, or is appropriate in the context of portfolio construction guidelines. Additionally, the Adviser may sell a portfolio holding should it no longer meet the Fund’s ESG guidelines.

INVESTMENT PROCESS FOR WALDEN INTERNATIONAL EQUITY FUND

The Fund’s investment process focuses on security selection and portfolio construction. Drawing from a universe of international developed markets, the Adviser will invest in a diversified set of companies that are viewed as higher quality and meet the Fund’s ESG and portfolio construction guidelines.

Security Selection

Security selection is guided by a dual focus on quality and ESG guidelines:

Quality — The Adviser seeks to identify and invest in companies that exhibit higher quality business and financial characteristics. The Adviser considers higher quality companies to be those judged to have financial stability, effective capital management, and financial statements that reflect economic success. The Adviser uses qualitative and quantitative methods to identify companies judged to be suitable for investment consideration. Using both quantitative and qualitative assessments, the Adviser seeks to highlight firms for investment primarily on the basis of business stability, profitability, balance sheet sustainability, accounting practices, and growth opportunities. The goal is to identify companies that exhibit a quality profile judged by the Adviser to be desirable relative to the universe and each company’s sector and country peers.

Environmental, Social & Governance Guidelines — The Walden International Equity Fund incorporates environmental, social and governance (“ESG”) guidelines in connection with the selection and management of all portfolio holdings. Walden votes proxies consistent with the ESG and investment objectives of the Fund, and may also pursue other shareholder engagement strategies.

Portfolio Construction

The portfolio construction process seeks to adhere to the following guidelines:

•             The Fund’s primary consideration is investing in higher quality companies that meet Walden’s established environmental, social, and governance (ESG) guidelines.

•             The Fund’s investments, in aggregate, possess portfolio characteristics (e.g. earnings variability, profitability, financial leverage, growth, etc.) the Adviser judges to be superior to those of international developed markets.

•             The Fund is broadly diversified across economic sectors, countries, and currencies with weightings generally comparable to those of the international developed markets.

•             The Fund’s holdings, in aggregate, will have valuation characteristics that are, in the Adviser’s judgment, comparable or better than those of an international developed market proxy.

•             The Fund will generally hold between 100 and 150 securities.

•             The Fund attempts to maintain a cash and/or money market instrument position of no more than 5% of its net assets, although cash flows may cause the Fund’s cash position to be higher or lower.

The Fund’s sell discipline is driven by portfolio construction guidelines and a number of other factors, including deterioration in fundamentals, quality, or ESG performance, and valuation.

PRINCIPAL INVESTMENT RISKS

Temporary Defensive Position

In the event that the Adviser determines that market conditions are not suitable for a Fund’s typical investments, the Adviser may, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments. In such a situation, the Fund may not achieve its stated investment objective.

Any investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested.

Generally, the Fund will be subject to the following risks:

•        Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund’s performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions.

•        Equity Risk: The value of the equity securities held by a Fund, and thus the value of a Fund’s shares, can fluctuate — at times dramatically. The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector. When the value of a Fund’s investments goes down, your investment in the Fund decreases in value.

•        Mid Cap Company Risk: Middle capitalization companies may not have the size, resources or other assets of large capitalization companies. These mid-capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general. The size of middle capitalization companies varies by country.

•        Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class, sector or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results.

•        Foreign and Emerging Market Investment Risk: Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse political, regulatory, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities. The risks associated with foreign securities are magnified in “emerging markets”, which may be more volatile and less liquid than more developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

•        Currency Risk: Some or all of the Fund’s assets may be denominated in foreign (non- U.S.) currencies. The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, or the hedges are ineffective, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements.

•        ESG Criteria Risk: The Fund’s social criteria exclude securities of certain issuers for nonfinancial reasons, therefore, the Fund may forgo some market opportunities available to funds that do not use these criteria.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete list of the Fund’s portfolio holdings is publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is provided in the Statement of Additional Information (SAI).

THE WALDEN FUNDS — ENVIRONMENTAL, SOCIAL & GOVERNANCE GUIDELINES

The Walden International Equity Fund incorporates environmental, social and governance (“ESG”) guidelines in connection with the selection and management of all portfolio holdings. Walden Asset Management (“Walden”), an affiliate of the Adviser, votes proxies consistent with the ESG and investment objectives of the Fund, and may also pursue other shareholder engagement strategies.

The Walden Funds operate with the understanding that the sustainability of a business is connected, in part, to its treatment of customers, workers, communities, and the natural environment as valuable, long- term assets. In selecting stocks, Walden favors investment in companies it deems to have relatively strong ESG records, and seeks to avoid those with inferior ESG performance relative to peers. Walden may encourage companies held in the Fund to strengthen corporate responsibility and accountability.

Walden researches, evaluates and seeks to promote corporate responsibility in five areas: products and services; workplace conditions; community impact; environmental impact; and corporate governance. In doing so, Walden recognizes that companies are complex entities that generally exhibit a range of corporate conduct, from commendable to objectionable, across various dimensions of ESG performance. In addition, company performance can improve or erode over time, especially relative to peers. Hence, in each of the five areas identified above, and notwithstanding other investment considerations, Walden favors companies judged to demonstrate better practices relative to peers, improvement over time, robust management systems, and accountability through standardized public reporting and responsiveness to shareholders.

Consistent with this ESG framework and subject to the Adviser’s knowledge and judgment, potential and current holdings in each Walden Fund are evaluated as follows:

•             Products & Services: Favor companies offering safe, high quality products and services that provide societal or environmental benefits. Avoid companies that derive significant revenue from the manufacture of weapons systems or hand guns, tobacco products and alcoholic beverages, or from gaming activities. Also seek to avoid companies with significant equity ownership in operating nuclear power plants or other significant involvement in the nuclear power fuel cycle.

•             Workplace Conditions: Favor companies with strong policies and programs that encourage equal employment opportunity and work-life balance; respect workers’ right to organize, and enforce high labor standards throughout their supply chains. Avoid companies with a pattern of violating fair labor standards or health and safety regulations.

•             Community Impact: Favor companies that have formal structures for constructive engagement and positive relationships with local, indigenous and underserved communities. Also favor companies with strong policies and practices that uphold international human rights standards. Avoid companies believed to have significant complicity in serious violations of human rights. Also avoid companies that are unresponsive to local community concerns on key issues such as environmental impacts, facility siting, employment, or addressing the needs of disadvantaged populations.

•             Environmental Impact: Favor above average companies with respect to energy and natural resource conservation, and reductions in the volume or toxicity of emissions and waste. Also favor companies that proactively address major environmental challenges, such as climate change or water scarcity. Avoid companies that have a pattern of serious or ongoing regulatory violations or below peer group performance on resource conservation and emissions and waste reduction.

•             Corporate Governance: Favor companies with governance structures and practices that foster executive and board-level commitment to high standards of business ethics, independent decision-making and accountability of board members, and an environment of responsiveness and accountability to shareholders and other key stakeholders.

Walden, on behalf of the Walden Funds, may pursue shareholder engagement strategies to promote greater corporate social responsibility and encourage sustainable business practices. Additionally, if the ESG performance of a company in the Walden Funds is perceived to have weakened over time, Walden may consider the potential for effective shareholder advocacy as the Fund decides whether to hold or sell the company. Walden’s shareholder engagement strategies focus on:

•             Proxy Voting: The voting of proxies is an important fiduciary responsibility of fund managers. The Walden Funds vote company proxies in a manner consistent with the Fund’s investment strategy and its ESG guidelines.

•             Dialogue with Companies: Walden may initiate or participate in dialogues with management of companies held by the Walden International Equity Fund. Through telephone calls, letters and meetings with executives, the Fund may press portfolio companies to address issues of concern, such as workplace practices and policies, environmental impact of operations, international labor standards and human rights, corporate governance and public reporting.

•             Shareholder Resolutions: Walden may take ESG concerns directly to other shareholders through the shareholder resolution process at annual shareholder meetings, either through submission of a shareholder resolution by the Walden International Equity Fund or through a submission presented by a partnership of Walden and other shareholders. However, due to varying country requirements and logistical considerations, Walden does not anticipate filing many shareholder resolutions at non-U.S. based companies.

Walden has sole discretion regarding the interpretation and implementation of the Walden Funds’ ESG guidelines. The Fund’s guidelines are subject to change without shareholder approval.

Shareholder Information

PRICING OF FUND SHARES

How NAV is Calculated

Shares of the Fund are sold at net asset value (“NAV”) per share.

The NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

TOTAL ASSETS – LIABILITIES
NAV =	NUMBER OF SHARES OUTSTANDING

The NAV per share of the Fund is determined at the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (NYSE) is open for business. Generally, the NYSE is closed and the share price of the Fund is not calculated on Saturdays, Sundays and national holidays, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the NAV of the Fund will not be calculated.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in good order by the Fund or your investment representative. This is known as the offering price. Only purchase orders received in good order by the Fund before 4:00 p.m. Eastern Time will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. Eastern Time. When that happens, purchase orders received after the NYSE closes will be effective the following business day. The NAV of the Fund may change every day.

Valuing Fund Assets

The Fund’s securities generally are valued at current market values using market quotations. The Fund may use pricing services to determine market value. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved and periodically reviewed by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Foreign markets in which a Fund buys securities may be open on days the U.S. markets are closed, causing the fund’s NAV to change even though the Fund is closed. In addition, securities trading on foreign markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the foreign market, but prior to the close of the U.S. market. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

PURCHASING AND ADDING TO YOUR SHARES

You may purchase shares of the Fund from the Fund’s transfer agent or through investment representatives who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.

The Fund considers a purchase or sale order as received when a investment representative receives the order in good order before 4:00 p.m. Eastern Time. These orders will be priced based on the Fund’s NAV next computed after such order is received by the investment representative. It is the responsibility of the investment representative to transmit properly completed purchase orders to the Fund in a timely manner. Any change in price due to the failure of the Fund to timely receive an order must be settled between the investor and the investment representative placing the order.

Purchases of the Fund may be made on any business day. This includes any days on which the Fund is open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The minimum initial investment in the Fund is $1,000,000. Subsequent investments must be at least $1,000. Shares of the Fund are offered continuously for purchase at the NAV per share of the Fund next determined after a purchase order is received. Investors may purchase shares of the Fund by check or wire, as described below.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, starter checks, traveler’s checks, money orders, cash and credit card convenience checks are not accepted.

The Fund or the Adviser may waive its minimum purchase requirement, or the Fund may reject a purchase order, if it is deemed to be in the best interest of either the Fund and/or its shareholders.

Frequent Trading Policy

Frequent trading into and out of the Fund can have adverse consequences for the Fund and for long-term shareholders in the Fund. The Fund believes that frequent or excessive short-term trading activity by shareholders of the Fund may be detrimental to long-term shareholders because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Fund therefore discourages frequent purchase and redemptions by shareholders and does not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Fund to curtail frequent or excessive short-term trading by shareholders. At the present time the Fund does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into the Fund. The Fund reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom the Fund believes has a history of abusive trading or whose trading, in the judgment of the Fund, has been or may be disruptive to the Fund. The Fund’s ability to detect and prevent any abusive or excessive short-term trading may be limited to the extent such trading involves Fund shares held through omnibus accounts of a financial intermediary.

Investment representatives maintaining omnibus accounts with the Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Investment representatives also may exempt certain types of transactions from these limitations. If you purchased your shares through an investment representative, you should read carefully any materials provided by the investment representative together with this prospectus to fully understand the market timing policies applicable to you.

In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to furnish the Trust, upon its request, with information regarding customer trading activities in shares of the Fund and enforce the Funds’ market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in Fund shares is requested by the Trusts and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

Distribution and Shareholder Services Agreements

The Fund is entitled to enter into Shareholder Services Agreements pursuant to which the Fund is authorized to make payments to certain entities which may include investment advisers, banks, trust companies, retirement plan administrators and other types of service providers which provide administrative services with respect to shares of the Fund attributable to or held in the name of the service provider for its clients or other parties with whom they have a servicing relationship. Under the terms of each Shareholder Services Agreement, the Fund is authorized to pay a service provider (which may include affiliates of the Fund) a shareholder services fee which is based on the average daily net asset value of the shares of the Fund attributable to or held in the name of the service provider for providing certain administrative services to Fund shareholders with whom the service provider has a servicing relationship.

The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee from its bona fide profits for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Instructions for Opening or Adding to an Account Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you is that when you open an account, you are required to provide your name, residential address, date of birth, and identification number. We may require other information that will allow us to identify you.

Foreign Investors

Each Fund will only accept new account applications and additional purchases of Fund shares from an established shareholder account that (1) reflects a residential address for an individual (or the principal place of business for an entity) located within the U.S. or its terrioties; or (2) reflects a U.S. military address; and (3) in every case, is associated with a valid U.S. taxpayer identification number.

By Regular Mail or Overnight Service

Initial Investment:

1.              Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later. Purchase orders must be received by the Fund in “good order”. This means your completed account application must be accompanied by payment for the shares you are purchasing.

2.              Make check or certified check payable to “Walden International Equity Fund”

3.              Mail to: Boston Trust & Walden Funds, c/o Boston Trust & Investment Management Company, One Beacon Street, Boston, MA 02108.

Subsequent Investments:

1.              Subsequent investments should be made by check or certified check payable to the applicable Fund and mailed to the address indicated above. Your account number should be written on the check.

By Wire Transfer

Note: Your bank may charge a wire transfer fee.

For initial investment: Before wiring funds, call 1-800-282-8782, ext. 7050, or 1-617-726-7050 to advise that an initial investment will be made by wire and to receive an account number and wire instructions.

Signature Validation Program – Non-Financial Transactions

The Fund and the Transfer Agent reserve the right to require signature guarantees for non-financial transactions, The Fund accepts a Signature Validation Program (SVP) stamp or a Medallion Signature Guarantee stamp if you request any of the following non-financial transactions:

• A change in the shareholder’s name

• An addition to or change in banking instructions

• An addition to or change in beneficiaries

• An addition to or change in person authorized to execute transactions in your account

• The addition of a Power of Attorney

• The addition of or change in a Trustee

• A change in the custodian for a UTMA/UGMA

The SVP is intended to provide validation of authorized signatures for those transactions considered non-financial (i.e. transactions that do not involve the sale, redemption or transfer of securities). The purpose of the SVP stamp on a document is to authenticate your signature and to confirm that you have the authority to provide the instructions contained in the document. This stamp may be obtained from eligible members of a Medallion Signature Guarantee Program or other eligible guarantor institutions in accordance with SVP.

Eligible guarantor institutions generally include banks, broker/ dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings association. You should verify with the institutions that they are and eligible guarantor institution prior to signing. A notary public cannot provide a SVP stamp.

SELLING YOUR SHARES

Instructions for Selling Shares

You may sell your shares at any time. Your sales price will be the next NAV after your redemption request that is in good order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on “General Policies on Selling Shares” below.

Withdrawing Money from Your Fund Investment

A request for a withdrawal in cash from any Fund constitutes a redemption or sale of shares for a mutual fund shareholder.

By Telephone

(unless you have declined telephone sales privileges)

1.              Call 1-800-282-8782, ext. 7050 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer).

By Mail

2(a)          Call 1-800-282-8782, ext. 7050 to request redemption forms or write a letter of instruction indicating:

• your Fund and account number

• amount you wish to redeem

• address to which your check should be sent

• account owner signature

2(b)   Mail to: Boston Trust & Walden Funds

c/o Boston Trust & Investment Management Company

One Beacon Street

Boston, MA 02108

By Overnight Service

See instruction 2 above, and send to.

Send to: Boston Trust & Walden Funds

c/o Boston Trust & Investment Management Company

One Beacon Street

Boston, MA 02108

By Wire Transfer

You must indicate this option on your application.

The Fund may charge a wire transfer fee.

Note: Your financial institution may also charge a separate fee.

Call 1-800-282-8782, ext. 7050 to request a wire transfer.

If you call by 4:00 p.m. Eastern Time, your payment normally will be wired to your bank on the next business day.

Redemptions in Writing Required

You must request redemption in writing in the following situations:

1.     Redemptions from Individual Retirement Accounts (“IRAs”).

2.              Circumstances under which redemption requests require a signature guarantee include, but may not be limited to, each of the following

• Your account address has changed within the last 14 calendar days

• The check is not being mailed to the address on your account

• The check is not being made payable to the owner(s) of the account

• The redemption proceeds are being transferred to another Fund account with a different registration

• The redemption proceeds are being wired to bank instructions not on your account

Signature guarantees must be obtained from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Verifying Telephone Redemptions

The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. You will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges by telephonic or facsimile instructions, may be revoked at the discretion of the Fund without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place orders requested by telephone, transaction requests may be made by registered or express mail.

Redemptions within 10 Days of Initial Investment

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a certified check.

Refusal of Redemption Request

Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

Redemption in Kind

The Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (a redemption of more than 1% of the Fund’s net assets). If the Fund deems it advisable for the benefit of shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Closing of Small Accounts

If your account value falls below $500,000 due to redemption activity, the Fund may ask you to increase your balance. If it is still below $500,000 after 60 days, the Fund may close your account and send you the proceeds at the then current NAV.

Undeliverable Redemption Checks

For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as “undeliverable” or (2) are not cashed within six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that are not cashed within six months will be canceled and the money reinvested in the Fund.

EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of another Boston Trust or Walden Mutual Fund. No transaction fees are charged for exchanges. An exchange is considered a sale. Consequently, gains from an exchange may be subject to applicable tax.

You must meet the minimum investment requirements for the Fund into which you are exchanging.

Instructions for Exchanging Shares

Exchanges may be made by sending a written request to Boston Trust & Walden Funds, c/o Boston Trust & Investment Management Company, One Beacon Street, Boston, MA 02108, or by calling1-800-282-8782, ext. 7050. Please provide the following information:

• Your name and telephone number

• The exact name on your account and account number

• Taxpayer identification number (usually your social security number)

• Dollar value or number of shares to be exchanged

• The name of the Fund from which the exchange is to be made

• The name of the Fund into which the exchange is being made.

Please refer to “Selling your Shares” for important information about telephone transactions.

Notes on Exchanges

•                  The registration and tax identification numbers of the two accounts must be identical.

•                  The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the federal income taxes you may have to pay on income dividends and capital gains distributions from the Fund, as well as on gains realized from your redemption of Fund shares. This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Any income a Fund receives in the form of dividends is paid out, less expenses, to its shareholders. Income dividends and capital gains distributions on the Fund usually are paid annually and are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. You may elect to have distributions on shares held in IRAs paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

Dividends generally are taxable as ordinary income. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate, regardless of how long you have held your shares.

Dividends are taxable in the year they are paid or credited to your account. However, dividends declared in October, November or December to shareholders of record in such a month and paid by January 31st are taxable on December 31st of the year they are declared.

Individual taxpayers are subject to a maximum federal income tax rate of 20% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers: (i) distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum federal income tax rate of 20%; (ii) a shareholder will also have to satisfy a greater than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate; and (iii) distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

If you are a taxable investor and invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce a Fund’s NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is commonly known as “buying a dividend.”

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your state of residence, distributions also may be subject to state and local taxes, including withholding taxes. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

Foreign shareholders may be subject to special withholding requirements.

The Fund may be subject to foreign taxes or tax withholding on dividends, interest, and some capital gains from foreign holdings. You, as a shareholder, may qualify for a deduction or offsetting credit under U.S. tax law for your portion of the Fund’s foreign tax obligation provided you meet certain conditions as required by the Internal Revenue Service.

Selling and Exchanging Shares - Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at a maximum rate of 20%. Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have. An exchange of shares is considered a sale, and gains from any sale or exchange may be subject to applicable taxes.

Backup Withholding - By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions or proceeds. When withholding is required, the current amount is 28% of any distributions or proceeds paid. You should be aware that the Fund may be fined annually by the Internal Revenue Service for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts - When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Fund Management

The Investment Adviser

Boston Trust Investment Management, Inc. (the “Adviser”), One Beacon Street, Boston, MA 02108, is the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of Boston Trust & Investment Management Company (“Boston Trust”).

The Adviser makes the day-to-day investment decisions for the Fund. In addition, the Adviser continuously reviews, supervises and administers the Fund’s investment program. For these advisory services, the Fund pays the Adviser an investment advisory fee equaling 0.75% of its average daily net assets of the Fund.

The Adviser has contractually agreed to reduce the amount of advisory fees it receives from the Fund and/or reimburse the Fund to the extent necessary to limit the Total Fund Operating Expenses of the Fund to 1.15% of its average daily net assets. This agreement is effective through August 1, 2016 and is exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles). The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser provided that such repayment does not cause a Fund’s Total Fund Operating Expenses to exceed 1.15% of its average daily net assets and the repayment is made within three years after the year in which the Adviser incurred the expense.

Information regarding the factors considered by the Board of Trustees of the Fund in connection approval of the Investment Advisory Agreement with respect to the Fund will be provided in the Fund’s first Report to Shareholders for the period subsequent to the commencement of operations.

ESG Research and Shareholder Advocacy

Walden Asset Management (“Walden”), an affiliate of the Adviser, performs environmental, social and governance (ESG) research and shareholder engagement, proxy voting, and other initiatives for the Adviser with respect to the Walden International Equity Fund. Walden uses an in-house research and advocacy team to implement the Fund’s ESG investment guidelines and shareholder advocacy initiatives. Since 1975, Walden has been a leader in socially responsive investing.

Portfolio Managers

William H. Apfel, CFA serves as portfolio manager for the Fund. Mr. Apfel, a portfolio manager at the Adviser, serves as Managing Director and Chief Investment Officer at the Adviser’s parent company, where he has worked since 1989. Mr. Apfel earned his B.A. from Binghamton University, M.A. from Georgetown University and Ph.D. from Brown University. Mr. Apfel also manages the Walden Asset Management Fund and the Walden Equity Fund.

The Statement of Additional Information has more detailed information about the Adviser as well as additional information about the portfolio manager’s compensation arrangements, other accounts managed, and ownership of securities of the Fund

The Distributor and Administrator

BHIL Distributors, Inc., 4041 N. High Street, Suite 402, Columbus, OH 43214, is the Fund’s distributor. Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, is the Fund’s administrator.

Financial Highlights

Walden International Equity Fund

Financial information about the Fund is not provided because the Fund has only recently commenced investment operations.

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For more information about the Funds, the following documents are available without charge upon request:

Annual/Semi-Annual Reports:

Each Fund’s annual and semi-annual reports to shareholders contain additional investment information. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

The Funds currently maintain a separate Internet website containing copies of their reports or the SAI at www.btim.com. You also can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds by contacting the Funds at:

Boston Trust Mutual Funds

c/o Boston Trust & Investment Management Company

One Beacon Street

Boston, Massachusetts 02108

Telephone: 1-800-282-8782 x7050

Information from the Securities and Exchange Commission:

You can obtain copies of Fund documents from the SEC as follows:

In person:

The SEC’s Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)

By mail:

Securities and Exchange Commission

Public Reference Section

Washington, D.C. 20549-1520

(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov

Investment Company Act File No. 811-06526.	BTWPU 08/15